                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 4)

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 7, 1999



                            Cox Communications, Inc.
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
 -------------------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)




                  1-6590                        58-2112288
 -------------------------------------------------------------------------------
        (Commission File Number)   (I.R.S. Employer Identification Number)


                       1400 Lake Hearn Drive
                        Atlanta, Georgia                  30319
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (404) 843-5000
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.


         (a)      Financial statements of business acquired:

                  Not Applicable.

         (b) Unaudited pro forma and as adjusted combined condensed financial information:

                  Unaudited pro forma and as adjusted combined condensed financial information which gives effect to the planned offering of 10.1 million shares of our Class A common stock, 13 million FELINE PRIDES, and $2,000 million aggregate principal amount of senior notes and the other financings and pending acquisitions of TCA Cable TV, Inc. for shares of Class A Common Stock and cash, of certain cable television systems from Media General, Inc. for cash and of certain cable television systems and other consideration from AT&T Corp. in exchange for the AT&T common stock held by Cox are included in this amended report beginning on page P-1.

         (c)      Exhibits:

                  None.

                            COX COMMUNICATIONS, INC.

  UNAUDITED PRO FORMA AND AS ADJUSTED COMBINED CONDENSED FINANCIAL INFORMATION

     The following unaudited pro forma and as adjusted combined condensed financial information has been derived from the historical financial statements of Cox, Prime South Diversified, Inc., TCA, the cable television systems of Media General, Inc. and certain cable television systems from AT&T, including AT&T's unconsolidated investment in Peak Cablevision, LLC. Pursuant to the purchase agreement, AT&T has agreed to acquire all of the remaining interest in Peak prior to closing the transaction with Cox.

     The unaudited pro forma and as adjusted combined condensed balance sheet as of March 31, 1999 has been presented as if the offerings and the other financings and pending acquisitions of TCA, the Media General cable systems and the AT&T cable systems had been consummated on that date. The unaudited pro forma and as adjusted combined condensed statements of operations for the year ended December 31, 1998 and for the three months ended March 31, 1999 have been presented as if the offerings and the other financings and pending acquisitions of TCA, the Media General cable systems and the AT&T cable systems and the acquisition of Prime South had been consummated on January 1, 1998. Cox acquired Prime South on October 1, 1998.

     The unaudited pro forma and as adjusted combined condensed financial information gives effect to the acquisition of Prime South and the pending acquisitions under the purchase method of accounting for business combinations and is based upon the assumptions and adjustments described in the accompanying notes to the unaudited pro forma and as adjusted combined condensed financial information presented on the following pages. A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the unaudited pro forma and as adjusted combined condensed financial information are preliminary and have been made solely for purposes of developing such unaudited pro forma and as adjusted combined condensed financial information. Upon determination of the final fair values of certain assets and liabilities, assuming completion of the pending cable systems acquisitions, the actual financial position and results of operations will differ, perhaps significantly, from the unaudited pro forma and as adjusted combined condensed amounts reflected herein because of a variety of factors, including availability of additional information, changes in values not currently identified and changes in operating results between the dates of the unaudited pro forma and as adjusted combined condensed financial information and the date on which the acquisitions are consummated and such final fair values are determined.

     The pro forma adjustments do not reflect any operating efficiencies and cost savings that Cox may achieve with respect to the combined companies. The pro forma adjustments do not include any adjustments to historical revenues for any future price changes nor any adjustments to programming, operating, marketing and general and administrative expenses for any future operating changes.

     The unaudited pro forma and as adjusted combined condensed results are not necessarily indicative of the financial position or operating results that would have occurred had the transactions been consummated on the date, or at the beginning of the period, for which such transactions have been given effect. In addition, the unaudited pro forma and as adjusted combined condensed results are not necessarily indicative of the combined results of future operations.

     All per share amounts reflected in the unaudited pro forma and as adjusted combined condensed financial information below have been restated to reflect Cox's two-for-one stock split which became effective May 21, 1999.

                            COX COMMUNICATIONS, INC.

      UNAUDITED PRO FORMA AND AS ADJUSTED COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 1999
                             (MILLIONS OF DOLLARS)

                                                                                             PRO FORMA
                                                  MEDIA                         PEAK        ADJUSTMENTS       PRO FORMA      COX
                                                 GENERAL         AT&T        CABLEVISION      FOR THE        ADJUSTMENTS   PRO FORMA
                          COX        TCA      CABLE SYSTEMS  CABLE SYSTEMS       LLC         OFFERINGS    FOR ACQUISITIONS  AND AS
                          (A)        (A)           (A)            (A)            (A)            (B)             (C)        ADJUSTED
                       ----------  ---------   -------------  -------------   -----------  -------------  ---------------- ---------
ASSETS
Cash.................   $    90.4   $    4.5      $  0.1        $    2.9        $  0.1      $  2,953.0     $    (0.1)     $   153.4
                                                                                                               483.7
Accounts and notes                                                                                          (3,381.2)
  receivable, less
  allowance for
  doubtful accounts..       174.1       22.3        10.3            10.0           1.1                                        217.8
Net plant and
  equipment..........     2,782.4      309.4       110.8           202.3          47.5                         102.4        3,724.4
                                                                                                               167.2
                                                                                                                 2.4
Investments..........     7,659.3        2.0         0.6            73.3                                         9.5        4,993.2
                                                                                                            (2,751.5)
Intangible assets.....    3,944.2      724.2         2.6         1,252.3          32.2                       4,266.2       12,064.9
                                                                                                             1,135.5
                                                                                                               707.7
Other assets..........       76.6       13.2        14.5             5.4           1.0                          (9.8)          90.7
                                                                                                               (10.2)
                        ---------   --------      ------        --------        ------      ----------     ---------      ---------
     Total assets....   $14,727.0   $1,075.6      $138.9        $1,546.2        $ 81.9      $  2,953.0     $   721.8      $21,244.4
                        =========   ========      ======        ========        ======      ==========     =========      =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable &
  accrued expenses....  $   287.5   $   52.8      $ 15.2        $    2.8        $  4.7      $              $   (10.0)     $   353.0
Deferred income.......       46.3        2.7         6.6             0.9                                                       56.5
Deferred income
  taxes...............    3,668.3       86.4        25.9           124.4                                     1,234.8        4,847.3
                                                                                                               (25.9)
                                                                                                              (266.6)
Other liabilities.....      372.4        4.2        12.0                                                        (4.5)         343.5
                                                                                                               (40.6)
Debt..................    3,383.1      532.0        34.4           551.9         104.3         1,985.6        (332.0)       4,914.0
                                                                                                               (34.4)
                                                                                                            (1,310.9)
Amounts due to Cox
  Enterprises, Inc....      112.7                                                                                             112.7
                        ---------   --------      ------        --------        ------      ----------     ---------      ---------
     Total
      liabilities.        7,870.3      678.1        94.1           680.0         109.0         1,985.6        (790.1)      10,627.0
                        ---------   --------      ------        --------        ------      ----------     ---------      ---------
Minority interest.....                 193.8                                                                   (73.3)         120.5
Cox obligated capital
  and other securities
  of subsidiary trusts...                                                                        614.7         483.7        1,098.4


Shareholders' equity
  Preferred stock.....        4.8                                                                                               4.8
  Class A common
    stock.............      527.5        5.0         0.1                                          10.1          34.6          577.2
                                                                                                                (0.1)
  Class C common
    stock.............       27.6                                                                                              27.6
  Additional paid-in
    capital...........    1,879.8       55.5        28.5           866.2         (34.7)          342.6       1,605.0        3,882.8
                                                                                                               (28.6)
                                                                                                              (831.5)

  Retained earnings...    1,601.5      151.2        16.2                           7.6                        (151.2)       2,555.1
                                                                                                               (16.2)
                                                                                                               946.0
  Accumulated other
    comprehensive
    income............    2,815.5        1.5                                                                    (1.5)       2,351.0
                                                                                                              (464.5)
  Less: treasury
    stock.............                  (9.5)                                                                    9.5
                        ---------   --------      ------        --------        ------      ----------     ---------      ---------
     Total
      shareholders'
      equity.........     6,856.7      203.7        44.8           866.2         (27.1)          352.7       1,101.5        9,398.5
                        ---------   --------      ------        --------        ------      ----------     ---------      ---------
     Total liabilities
      and shareholders'
      equity..........  $14,727.0   $1,075.6      $138.9        $1,546.2        $ 81.9      $  2,953.0     $   721.8      $21,244.4
                        =========   ========      ======        ========        ======      ==========     =========      =========

                            COX COMMUNICATIONS, INC.

                 NOTES TO UNAUDITED PRO FORMA AND AS ADJUSTED
                        COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 1999

(A) Represents historical amounts for Cox as of March 31, 1999, TCA as of January 31, 1999, the Media General cable systems as of March 28, 1999 and the AT&T cable systems as of March 31, 1999.

(B) Represents net cash proceeds of $2,953.0 million expected to be received as a result of the concurrent offering of:

      - 10.1 million shares of Class A common stock for an aggregate offering of $350.3 million, less $12.6 million of offering costs;

      - 13 million FELINE PRIDES for an aggregate offering of $650 million, less $20.3 million of offering costs and $15 million allocated to the fair value of the forward contracts embedded in these securities; and

      - $2,000 million aggregate principal amount of senior notes, issued at a discount for an aggregate public offering price of $1,997.1 million, less offering costs of $11.5 million.

(C) Represents the net effect of Cox's other financings and acquisitions of TCA, the Media General cable systems and the AT&T cable systems and the preliminary adjustments to the historical balance sheet of the respective acquisitions recorded in conjunction with applying purchase accounting. A summary of the assumptions for these adjustments is as follows:

Other Financings
----------------
Anticipated financing transactions for the remaining purchase price of the pending acquisitions for net proceeds of approximately $483.7 million.

TCA                                                           (MILLIONS OF DOLLARS)
---                                                           ---------------------
Purchase price plus net liabilities assumed in the
  acquisition of TCA:
  Cox Class A common stock to be issued to TCA shareholders
     (see below)............................................        $1,700.1
  Cash to be paid to TCA shareholders (funded with the proceeds
     from the offerings)....................................         1,613.6
  Assumption of TCA debt and accrued interest...............           542.0
  Cox acquisition related costs (funded with the proceeds
     from the offerings)....................................            23.5
                                                                    --------
          Total purchase price..............................        $3,879.2
                                                                    --------
Allocation of purchase price to tangible assets:
  Preliminary estimate to record acquired plant and
     equipment at fair value................................        $  411.8
  Preliminary estimate of deferred taxes related to property
     and equipment write-up.................................           (40.4)
  Preliminary estimate to record investments at fair
     value..................................................            11.5
  Net working capital deficit and other assets/liabilities
     of TCA assumed or acquired by Cox......................          (105.9)
  Minority interest in TCA consolidated entities............          (193.8)
                                                                    --------
          Total allocation to tangible assets...............            83.2
                                                                    --------
Excess of purchase price over tangible assets...............        $3,796.0
                                                                    ========

Cox anticipates the issuance of approximately 39.6 million shares of Cox Class A common stock, which assumes TCA director options will be converted into Cox Class A common stock, to TCA shareholders upon consummation of the TCA acquisition.

     In addition, the pro forma adjustments reflect:

     - the elimination of TCA's equity accounts, certain intangible assets (comprised primarily of goodwill which arose from previous acquisitions by TCA) and $9.8 million of deferred debt issuance costs;

     - the reclassification of accrued interest to debt of $10.0 million which will be refinanced subsequent to the consummation of the TCA acquisition; and

     - deferred taxes and corresponding goodwill of $1,194.4 million related to the excess purchase price over net tangible assets acquired.

Media General                                                 (MILLIONS OF DOLLARS)
-------------                                                 ---------------------
Purchase price plus net liabilities assumed in the
  acquisition of the Media General cable systems:
  Purchase price in cash (funded with the proceeds
  from the offerings).......................................        $1,400.0
  Cox acquisition related costs (funded with the proceeds
  from the offerings).......................................             2.0
                                                                    --------
          Total purchase price..............................        $1,402.0
                                                                    ========

                            COX COMMUNICATIONS, INC.

                  NOTES TO UNAUDITED PRO FORMA AND AS ADJUSTED
                COMBINED CONDENSED BALANCE SHEET -- (CONTINUED)

                                                              (MILLIONS OF DOLLARS)
                                                              ---------------------
Allocation of purchase price to tangible assets:
  Preliminary estimate to record acquired plant and
     equipment at fair value................................        $  278.0
  Preliminary estimate to record investments at fair
     value..................................................             0.6
Net working capital deficit and other assets/liabilities of
  the Media General cable systems assumed or acquired by
  Cox.......................................................           (14.2)
                                                                    --------
          Total allocation to tangible assets...............           264.4
                                                                    --------
Excess of purchase price over tangible assets...............        $1,137.6
                                                                    ========

     In addition, the pro forma adjustments reflect:

     - the elimination of the Media General cable systems' equity accounts, certain intangible assets and certain other balances not assumed in the acquisition including $0.1 million of cash, $10.1 million of intercompany receivables, $5 million of other intercompany liabilities and $34.4 million of debt; and

     - the elimination of deferred taxes.

AT&T (Including Peak)                                         (MILLIONS OF DOLLARS)
---------------------                                         ---------------------
Purchase price plus net liabilities assumed in the
  acquisition of the AT&T cable systems:
  Fair value of Cox's investment in AT&T common stock.......        $2,890.1
  Cash proceeds received upon exchange of Cox's investment
     in AT&T's common stock which will be used to pay down
     Cox's historical debt..................................          (750.0)
  Cox acquisition related costs (funded with the proceeds
     from the offerings)....................................            10.0
                                                                    --------
          Net purchase price of the AT&T cable systems......        $2,150.1
                                                                    --------
Allocation of purchase price to tangible assets:
  Preliminary estimate to record acquired plant and
     equipment at fair value................................        $  252.1
  Preliminary estimate of deferred taxes related to property
     and equipment write-up.................................            (0.9)
Net working capital surplus and other assets/liabilities of
  the AT&T cable systems assumed or acquired by Cox.........          (112.5)
Acquisition of minority interest in TCA Cable Partners II...            73.3
                                                                    --------
          Total allocation to tangible assets...............           212.0
                                                                    --------
          Excess of purchase price over tangible assets.....        $1,938.1
                                                                    ========

     In addition, the pro forma adjustments reflect:

     - the adjustment to fair market value of Cox's investment in AT&T common stock of approximately $212 million upon consummation of the transaction;

     - the reclassification of net unrealized gain of Cox's investment in AT&T common stock from accumulated other comprehensive income on a net-of-tax basis of $618.7 million to retained earnings on a pre-tax basis of $1,005.8 million. The difference of approximately $387.1 million represents the elimination of deferred income tax liabilities related to the unrealized gain which was originally recorded through other comprehensive income. The $1,005.8 million pre-tax gain will be recognized in earnings upon consummation of the transaction with AT&T;

                            COX COMMUNICATIONS, INC.

                  NOTES TO UNAUDITED PRO FORMA AND AS ADJUSTED
                COMBINED CONDENSED BALANCE SHEET -- (CONTINUED)

     - the elimination of $701.4 million deferred tax liabilities related to the July 1998 exchange of Cox's equity investment in Teleport for shares of AT&T common stock;

     - the elimination of the AT&T cable systems' equity accounts, certain intangible assets and certain other balances not assumed in the acquisition including $104.4 million of bank debt and $551.8 million of other intercompany debt;

     - the elimination of the AT&T cable systems' equity investment in TCA Cable Partners II;

     - additional deferred taxes of $755.5 million related to the excess purchase price over net tangible assets acquired; and

     - the reclassification of net unrealized loss on Cox's four costless collar agreements to hedge AT&T common stock from accumulated other comprehensive loss on a net-of-tax basis of $52.4 million to retained earnings on a pre-tax-basis of $85.3 million. The difference of approximately $32.9 million represents the elimination of deferred income tax assets related to the unrealized loss which was originally recorded through other comprehensive income. The $85.3 million pre-tax loss will be recognized in earnings upon settlement of the costless collar agreements.

                            COX COMMUNICATIONS, INC.
 UNAUDITED PRO FORMA AND AS ADJUSTED COMBINED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                  (MILLIONS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                             MEDIA                            PRO FORMA      PRO FORMA
                                                            GENERAL    AT&T       PEAK       ADJUSTMENTS    ADJUSTMENTS     COX
                                           PRIME             CABLE    CABLE    CABLEVISION     FOR THE          FOR       PRO FORMA
                               COX         SOUTH     TCA    SYSTEMS  SYSTEMS       LLC        OFFERINGS    ACQUISITIONS    AND AS
                               (A)          (A)      (A)      (A)      (A)         (A)          (B)            (C)        ADJUSTED
                           ------------   -------   ------  --------  -------  -----------   ------------  ------------   ---------
REVENUES................. $    1,716.8    $ 138.2  $385.7  $157.0    $145.5      $ 40.0      $             $           $   2,583.2
COSTS AND EXPENSES
  Programming costs......        406.8       40.9   103.7    37.3      34.9         9.8                                       633.4
  Plant operations.......        132.8        5.8    76.7    23.6      17.2         5.1                                       261.2
  Marketing..............         99.5        5.7     2.5    11.9       2.8         0.2                                       122.6
  General and
   administrative........        389.2       24.9    34.1    27.3      25.3         7.8                                       508.6
  Satellite operating and
    administrative.......         29.4                                                                                         29.4
  Depreciation...........        373.5       29.7    36.5    24.4      30.8         2.9                         (5.6)         527.1
                                                                                                                15.0
                                                                                                                22.0
                                                                                                                (2.1)
  Amortization...........         84.2       10.6    19.9     0.1      12.0         1.6                         15.3          313.1
                                                                                                               104.9
                                                                                                                28.3
                                                                                                                36.2
                          ------------    -------  ------  ------    ------      ------      --------      ---------   ------------
OPERATING INCOME.........        201.4       20.6   112.3    32.4      22.5        12.6                       (214.0)         187.8
Interest expense.........       (223.3)    (106.6)  (34.1)   (3.3)                 (7.6)       (146.2)          60.4         (389.7)
                                                                                                                12.7
                                                                                                                 3.3
                                                                                                                55.0
Equity in net earnings
 (losses) of affiliated
 companies...............       (547.2)      (1.6)                      5.4                                     41.2         (502.2)
Gain on investments, net.      2,484.2                                                                      (1,902.6)         581.6
Gain on issuance of stock
 by affiliated company...        165.3                                                                                        165.3
Dividend income..........         12.2                                                                         (12.2)
Other, net...............          0.9               (8.5)             (1.9)                                     5.4           (4.1)
                          ------------    -------  ------  ------    ------      ------      --------      ---------   ------------
INCOME (LOSS) BEFORE
 TAXES AND MINORITY
 INTEREST................      2,093.5      (87.6)   69.7    29.1      26.0         5.0        (146.2)      (1,950.8)          38.7
Income tax expense
 (benefit)...............        822.8               27.2    11.0       9.9                     (57.0)         (10.7)          (9.4)
                                                                                                               (76.5)
                                                                                                               (53.6)
                                                                                                              (682.5)
                          ------------    -------  ------  ------    ------      ------      --------      ---------   ------------
INCOME (LOSS) BEFORE
 MINORITY INTEREST.......      1,270.7      (87.6)   42.5    18.1      16.1        5.0          (89.2)      (1,127.5)          48.1
Minority Interest.......                                                                         30.8           25.5           56.3
                          ------------    -------  ------  ------    ------      ------      --------      ---------   ------------

NET INCOME (LOSS)         $    1,270.7    $ (87.6) $ 42.5  $ 18.1    $ 16.1      $ 5.0       $ (120.0)     $(1,153.0)  $       (8.2)
                          ============    =======  ======  ======    ======       =====      ========      =========   ============

PER SHARE DATA:
 Basic income (loss)
   share of Class A
   common stock.......... $       2.33                                                                                 $      (0.01)
                          ============                                                                                 ============
 Diluted income (loss)
  per share of Class A
  common stock........... $       2.30                                                                                 $      (0.01)
                          ============                                                                                 ============
 Basic weighted-average
   shares of Class A
   common stock
   outstanding...........  545,626,528                                                                                  594,427,457
                          ============                                                                                 ============
Diluted weighted-average
 shares of Class A common
 stock outstanding.......  552,421,730                                                                                  594,427,457
                          ============                                                                                 ============

                            COX COMMUNICATIONS, INC.

                  NOTES TO UNAUDITED PRO FORMA AND AS ADJUSTED
                   COMBINED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

(A) Represents historical amounts for the years ended December 31, 1998 for Cox, October 31, 1998 for TCA, December 27, 1998 for the Media General cable systems and December 31, 1998 for the AT&T cable systems and for the nine months ended September 30, 1998 for Prime South.

(B)  Represents the effects of:

     1. interest expense as a result of the $2,000 million aggregate principal amount of senior notes using an average interest rate of 7.1675;

     2. minority interest expense as a result of the $650 million FELINE PRIDES offering using an effective rate of 7.769%; and

     3. amortization of debt issuance costs as a result of the offering of the senior notes using an average period of 5 years.

(C)  Represents the effects of:

        Other Financings
        ----------------
     1. minority interest expense as a result of the anticipated transactions to finance the remaining purchase price of the pending acquisitions for an aggregate of $500 million using an effective rate of 7.8%;

        Prime South
        -----------
     2. elimination of certain interest expense accrued by Prime South offset by the incremental interest expense from new borrowings to fund the Prime South acquisition with interest calculated using Cox's average cost of funds rate of 6.4%;

     3. depreciation expense on the preliminary estimated fair value of acquired plant and equipment from Prime South over the estimated average remaining useful life of eight years;

     4. amortization expense on the excess purchase price over net tangible assets acquired from Prime South based on preliminary asset allocations, primarily franchise value, over 40 years;

     5. amortization expense on goodwill arising from the impact on deferred taxes as a result of this the Prime South acquisition to be amortized over 40 years;

     6. the effects on Cox's income tax provision, using a statutory rate of 35%, on the adjustments reflected in items 2., 3. and 4. above and Prime South current year operating losses for the nine months ended September 30, 1998;

        TCA
        ---
     7. elimination of TCA's historical interest expense relating to debt refinanced by Cox;

     8. depreciation expense on the preliminary estimated fair value of acquired plant and equipment from TCA over the estimated average remaining useful life of eight years;

     9. amortization expense on the excess purchase price over net tangible assets acquired from TCA based on preliminary asset allocations, primarily franchise value, over 40 years;

     10. amortization expense on goodwill arising from the impact on deferred taxes as a result of the TCA acquisition to be amortized over 40 years;

     11. the effects on Cox's income tax provision, using a statutory rate of 39.4%, on the adjustments reflected in items 7., 8. and 9. above;

         Media General
         -------------
     12. elimination of Media General's historical interest expense;

     13. depreciation expense on the preliminary estimated fair value of acquired plant and equipment from Media General over the estimated average remaining useful life of six years;

     14. amortization expense on the excess purchase price over net tangible assets acquired from Media General based on preliminary asset allocations, primarily franchise value, over 40 years;

     15. the effects on Cox's income tax provision, using a statutory rate of 39.4%, on the adjustments reflected in items 12., 13. and 14. above;

                            COX COMMUNICATIONS, INC.

                  NOTES TO UNAUDITED PRO FORMA AND AS ADJUSTED
           COMBINED CONDENSED STATEMENT OF OPERATIONS -- (CONTINUED)

         AT&T (Including Peak)
         ----
     16. elimination of AT&T's historical interest expense;

     17. reduction in interest expense as a result of the pay down in Cox's historical debt with the net proceeds received from the exchange of Cox's investment in AT&T common stock for the AT&T cable systems of $740 million using Cox's average cost of funds rate of 6.4%;

     18. adjustment to depreciation expense on the preliminary estimated fair value of acquired from AT&T plant and equipment over the estimated remaining average life of eight years;

     19. amortization expense on the excess purchase price over net tangible assets acquired from AT&T based on preliminary asset allocations, primarily franchise value, over 40 years;

     20. the elimination of equity in net losses from Cox's investment in Teleport of $46.6 million, realized gains from the July 1998 exchange of Cox's equity investment in Teleport for shares of AT&T common stock and the subsequent sale of 3.3 million shares in December 1998 totaling $1,902.6 million and dividends received on Cox's AT&T common stock of $12.2 million;

     21. the elimination of equity in net earnings of AT&T's investment in TCA Cable Partners II; and

     22. the effects on Cox's income tax provision, using a statutory rate of 39%, on the adjustments reflected in items 16. through 21. above.

                            COX COMMUNICATIONS, INC.

 UNAUDITED PRO FORMA AND AS ADJUSTED COMBINED CONDENSED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 1999
                  (MILLIONS OF DOLLARS, EXCEPT PER SHARE DATA)


                                                                                             PRO FORMA    PRO FORMA
                                                     MEDIA GENERAL     AT&T        PEAK     ADJUSTMENTS  ADJUSTMENTS        COX
                                                         CABLE        CABLE    CABLEVISION    FOR THE        FOR         PRO FORMA
                                   COX        TCA       SYSTEMS      SYSTEMS       LLC       OFFERINGS   ACQUISITIONS     AND AS
                                   (A)        (A)         (A)          (A)         (A)          (B)          (C)         ADJUSTED
                              ------------  ------  --------------   -------   -----------  -----------  ------------  ------------
REVENUES..................... $      498.5  $105.4     $ 40.4         $ 39.0      $ 10.5       $            $           $     693.8
COSTS AND EXPENSES
  Programming costs..........        128.8    28.5       10.2           10.0         2.8                                      180.3
  Plant operations...........         39.1    20.8        4.8            4.9         1.2                                       70.8
  Marketing..................         26.6     0.4        3.0            0.7                                                   30.7
  General and administrative.        115.5     8.9        8.5            6.9         1.8                                      141.6
  Depreciation...............         96.6     9.9        6.1            8.0         0.9                      3.0             129.0
                                                                                                              5.5
                                                                                                             (1.0)
  Amortization...............         26.7     5.4        0.1            4.8         0.2                     25.8              77.5
                                                                                                              7.1
                                                                                                              7.4
                              ------------  ------     ------         ------      ------       ------      ------      ------------
OPERATING INCOME.............         65.2    31.5        7.7            3.7         3.6                    (47.8)             63.9
Interest expense.............        (54.0)   (9.2)      (0.6)           0.1        (1.7)       (36.5)        3.9             (84.2)
                                                                                                              0.6
                                                                                                             13.2
Equity in net earnings
  (losses) of affiliated
  companies..................        (46.5)               0.4            2.4                                 (2.4)            (46.1)
Gain on investments, net.....        419.5                                                                                    419.5
Dividend income..............         11.1                                                                  (11.1)
Other, net...................         (0.1)   (2.7)                     (0.1)                                 2.4              (0.5)
                              ------------  ------     ------         ------      ------       ------      ------      ------------
INCOME BEFORE TAXES
  AND MINORITY INTEREST......        395.2    19.6        7.5            6.1         1.9        (36.5)      (41.2)            352.6
Income tax expense...........        144.0     7.6        2.8            3.0                    (14.2)      (18.1)            110.1
                                                                                                            (13.3)
                                                                                                             (1.7)
                              ------------  ------     ------         ------      ------       ------      ------      ------------
INCOME BEFORE
  MINORITY INTEREST..........        251.2    12.0        4.7            3.1         1.9        (22.3)       (8.1)            242.5

Minority interest............                                                                     7.7         6.4              14.1
                              ------------  ------     ------         ------      ------       ------      ------      ------------
NET INCOME................... $      251.2  $ 12.0     $  4.7         $  3.1      $  1.9       $(30.0)     $(14.5)     $      228.4
                              ============  ======     ======         ======      ======       ======      ======      ============
PER SHARE DATA
  Basic income per share of
    Class A common stock..... $       0.45                                                                             $       0.38
                              ============                                                                             ============
  Diluted income per share
    of Class A common stock.. $       0.45                                                                             $       0.37
                              ============                                                                             ============
  Basic weighted-average
    shares of Class A
    common stock
    outstanding..............  554,896,354                                                                              603,697,283
                              ============                                                                             ============
  Diluted weighted-average
    shares of Class A common
    stock outstanding........  562,837,952                                                                              611,638,881
                              ============                                                                             ============

================================================================================

                            COX COMMUNICATIONS, INC.

                  NOTES TO UNAUDITED PRO FORMA AND AS ADJUSTED
                   COMBINED CONDENSED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 1999

(A) Represents historical amounts for the three months ended March 31, 1999 for Cox, January 31, 1999 for TCA, March 28, 1999 for the Media General cable systems and March 31, 1999 for certain cable television systems of AT&T.

(B)  Represents the effects of:

     1. interest expense as a result of the $2,000 million aggregate principal amount of senior notes using an average interest rate of 7.165%;

     2. minority interest expense as a result of the $650 million FELINE PRIDES offering using an effective rate of 7.769%; and

     3. amortization of debt issuance costs as a result of the offering of senior notes using an average period of 5 years.

(C)  Represents the effects of:

        Other Financings
        ----------------
     1. minority interest expense as a result of the anticipated transactions to finance the remaining purchase price of the pending acquisitions for an aggregate of $500 million using an effective rate of 7.8%;

        TCA
        ---
     2. elimination of TCA's historical interest expense relating to debt refinanced by Cox;

     3. depreciation expense on the preliminary estimated fair value of acquired plant and equipment from TCA over the estimated average remaining useful life of eight years;

     4. amortization expense on the excess purchase price over net tangible assets acquired from TCA based on preliminary asset allocations, primarily franchise value, over 40 years;

     5. amortization expense on goodwill arising from the impact on deferred taxes as a result of the TCA acquisition to be amortized over 40 years;

     6. the effects on Cox's income tax provision, using a statutory rate of 39.4%, on the adjustments reflected in items 2., 3. and 4. above;

        Media General
        -------------
     7. elimination of Media General's historical interest expense;

     8. depreciation expense on the preliminary estimated fair value of acquired plant and equipment from Media General over the estimated average remaining useful life of six years;

     9. amortization expense on the excess purchase price over net tangible assets acquired from Media General based on preliminary asset allocations, primarily franchise value, over 40 years;

     10. the effects on Cox's income tax provision, using a statutory rate of 39.4%, on the adjustments reflected in items 7., 8. and 9. above;

         AT&T (Including Peak)
         ----
     11. elimination of AT&T's historical interest expense;

     12. reduction in interest expense as a result of the pay down in Cox's historical debt with the net proceeds received from the exchange of Cox's investment in AT&T common stock for the AT&T cable systems of $740 million using Cox's average cost of funds rate of 6.2%;

     13. adjustment to depreciation expense on the preliminary estimated fair value of acquired plant from AT&T and equipment over the estimated remaining average life of eight years;

     14. amortization expense on the excess purchase price over net tangible assets acquired from AT&T based on preliminary asset allocations, primarily franchise value, over 40 years;

     15. the elimination of dividends received on Cox's shares of AT&T common stock of $11.1 million;

     16. the elimination of equity in net earnings of AT&T's in TCA Cable Partners II; and

     17. the effects on Cox's income tax provision, using a statutory rate of 39%, on the adjustments reflected in items 11. through 16. above.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COX COMMUNICATIONS, INC.


         Dated: August 10, 1999              By:    /s/ Andrew A. Merdek
                                               ---------------------------------
                                               Andrew A. Merdek
                                               Corporate Secretary